                  INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT, dated as of May 13, 2002, among (i) RESIDENTIAL FUNDING CORPORATION DBA GMAC-RFC HEALTH CAPITAL ("GMAC"), as joint collateral agent hereunder (in such capacity, together with its successors and assigns, the "Joint Collateral Agent"); (ii) UBS AG, STAMFORD BRANCH ("UBS"), in its capacity as Administrative Agent (as defined in the Credit Agreement referred to below); (iii) THE BANK OF NEW YORK, a New York banking corporation, as trustee under the Rollover Note Indenture referred to below (in such capacity, together with its successors and assigns, the "Rollover Note Trustee"), and (iv) MARINER HEALTH CARE, INC. a Delaware corporation ("Company") (the "Agreement").

INTRODUCTORY STATEMENT

                  WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, reframed supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Company, certain Subsidiaries of the Company, as guarantors, the lenders party thereto from time to time (the "Lenders"), Goldman Sachs Credit Partners L.P., as a Joint Lead Arranger and as Syndication Agent, UBS Warburg LLC, as a Joint Lead Arranger, UBS, as Administrative Agent and as Swing Line Lender, General Electric Capital Corporation, as Documentation Agent, and as Collateral Monitoring Agent, and for certain limited purposes, GMAC, as Joint Collateral Agent;

                  WHEREAS, reference is made to that certain Indenture, dated as of the date hereof (as it may be amended restated, supplemented or otherwise modified from time to time, the "Rollover Note Indenture"), by and among the Company, certain Subsidiaries of the Company, as guarantors, and the Rollover Note Trustee pursuant to which the Company has issued up to $150,000,000 of its Second Priority Secured Notes due 2009 (the "Rollover Notes");

                  WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Hedge Agreements respectively, each Credit Party has agreed to secure such Credit Party's obligations under the Credit Documents and the Hedge Agreement as set forth in the Collateral Documents;

                  WHEREAS, in consideration of the purchase of the Rollover Notes by the Rollover Noteholders as set forth in the Rollover Note Indenture, each Credit Party has agreed to secure such Credit Party's obligations under the Rollover Note Indenture and the Rollover Notes as set forth in the Collateral Documents;


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                  WHEREAS, the execution of this Agreement is required by the terms of the Credit Agreement and the Rollover Note Indenture; and

                  WHEREAS, the parties hereto desire to enter into this Agreement to set forth the relative rights, remedies and options of the respective parties under the aforementioned documents.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1. Definitions. (a) The following terms as used herein (including, without limitation, in the introductory statement hereof) shall have the following meanings:

                  "Administrative Agent" shall mean "Administrative Agent" as such term is defined in the Credit Agreement.

                  "Authorized Officer" means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents (or the equivalent thereof), and such Person's chief financial officer, chief accounting officer or treasurer.

                   "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

                  "Cash Equivalents" shall mean any of the following: (i) full faith and credit obligations of the United States of America, or fully guaranteed as to interest and principal by the full faith and credit of the United States of America, maturing in not more than one year from the date such investment is made; (ii) time deposits and certificates of deposit having a final maturity of not more than one year after the date of issuance thereof of any commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia, which bank is a member of the Federal Reserve System and has a combined capital and surplus of not less than $1,000,000,000.00 and with a senior unsecured debt credit rating of at least "A" by Moody's Investors Service, Inc., or "A" by Standard & Poor's Ratings Services; (iii) commercial paper of companies, banks, trust companies or national banking associations incorporated or doing business under the laws of the United States of America or one of the States thereof, in each case having a remaining term until maturity of not more than one hundred eighty (180) days from the date such investment is made and rated at least P-1 by Moody's Investors Service, Inc. or at least A-1 by Standard & Poor's Ratings Group;
(iv) repurchase agreements with any financial institution having combined capital and surplus of not less than $1,000,000,000.00 with a term of not more than seven (7) days for underlying securities of the type referred to in clause
(i) above; and (v) money market funds which invest primarily in the Cash Equivalents set forth in the preceding clauses (i)-(iv).


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                  "Collateral" means, collectively, all the real, personal, and mixed property (including Capital Stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Secured Obligations.

                  "Collateral Document" means the Pledge and Security Agreement, the Mortgages, the Landlord Consent and Estoppel Agreements, if any, and all other instruments, documents and agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to Joint Collateral Agent, for the benefit of the Secured Parties, a Lien on any real, personal or mixed property of that Credit Party as security for the Secured Obligations.

                  "Credit Agreement" shall have the meaning given such term in the introductory statement hereof.

                  "Credit Document" shall have the meaning given such term in the Credit Agreement.

                  "Credit Party" shall mean the Company and each Guarantor.

                   "Directing Party" shall mean (i) until the First Priority Termination Date, the Administrative Agent and (ii) at any time thereafter, so long as any of the Rollover Notes remain Outstanding, the Rollover Note Trustee.

                  "Event of Default" shall mean (i) at any time on or prior to the First Priority Termination Date, an Event of Default as defined in the Credit Agreement, and (ii) at any time after the First Priority Termination Date, an Event of Default as defined in the Rollover Note Indenture.

                  "First Priority Obligations" shall mean the "Obligations" as such term is defined in the Credit Agreement together with the Joint Collateral Agent Fees, provided that at no time may the aggregate principal amount of the First Priority Obligations exceed the amount of "Senior Indebtedness" as permitted by and defined in the Rollover Note Indenture as of the date hereof or as amended from time to time with the consent of Requisite Lenders as defined in the Credit Agreement.

                  "First Priority Secured Parties" shall mean the Joint Collateral Agent, the Agents, the Lenders and the Lender Counterparties and shall include, without limitation, all former Lenders, Lender Counterparties, Agents and Joint Collateral Agent to the extent that any First Priority Obligations owing to such Persons were incurred while such Persons were Lenders, Lender Counterparties, Agents (as such term is defined in the Credit Agreement) or Joint Collateral Agent and such First Priority Obligations have not been paid or satisfied in full.

                  "First Priority Termination Date" shall mean the last day to occur of (i) the payment in full of all First Priority Obligations, (ii) the cancellation or termination of all commitments under the Credit Agreement and
(iii) the cancellation or expiration of all outstanding Letters of Credit.

                  "Guarantors" shall have the meaning ascribed to such term in the Credit Agreement.

                  "Joint Collateral Agent" shall have the meaning set forth in the preamble.

                  "Joint Collateral Agent Fees" shall mean all fees, costs, indemnification and expenses of the Joint Collateral Agent of the types described in Sections 15 and 16 hereof.

                   "Landlord Consent and Estoppel Agreement" shall have the meaning ascribed to such term in the Credit Agreement.

                  "Lien" means (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities.

                  "Lenders" shall mean, collectively, the lenders set forth on the signature pages to the Credit Agreement and their respective successors and assigns.

                  "Lender Counterparties" shall have the meaning given such term in the Credit Agreement.

                  "Lender Notes" shall mean "Notes" as such term is defined in the Credit Agreement.

                  "Loans" shall have the meaning ascribed thereto in the Credit Agreement.

                  "Mortgage" shall mean a Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, Open End Mortgage, Deed of Trust, Trust Deed, Deed to Secure Debt, Credit Line Deed of Trust, Indemnity Deed of Trust or similar or equivalent instrument secured by real property, executed by the applicable Credit Party in favor of the Joint Collateral Agent, as such document may be amended, supplemented, or otherwise modified from time to time.

                   "Outstanding" shall mean, when used with respect to the Secured Obligations, any Secured Obligations then or theretofore issued or incurred by any Credit Party, including without limitation, an uncancelled commitment under the Credit Agreement and any obligation under the Credit Agreement to provide cash collateral in respect of outstanding letters of credit or drafts drawn thereunder.

                  "Person" shall mean any natural person, corporation, partnership, trust, joint venture, association, company, estate, business entity, unincorporated organization or government or any agency or political subdivision thereof.

                  "Pledge and Security Agreement" means that certain Pledge and Security Agreement of even date herewith executed by each Guarantor and the Company in favor of the Joint Collateral Agent, as it may be amended, supplemented or otherwise modified from time to time.

                  "Proceeding" means any and each of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Credit Party or its assets, (ii) any liquidation, dissolution or other winding up of the Credit Party, whether voluntary or involuntary involving insolvency or bankruptcy or (iii) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of the Credit Party.

                  "Real Estate Assets" shall have the meaning given to such term in the Credit Agreement.

                  "Responsible Officer" shall mean, with respect to the Company or any other Credit Party, the president, vice president, chief financial officer, chief accounting officer, secretary, treasurer or the general partner or managing partner of such entity (or of the general partner or managing partner of such entity, if not a natural person), as the case may be.

                   "Rollover Note Indenture" shall have the meaning given to such term in the introductory statement hereof.

                  "Rollover Note Trustee" shall have the meaning set forth in the preamble.

                  "Rollover Noteholders" shall mean those entities from time to time holding Rollover Notes.

                  "Rollover Notes" shall have the meaning given to such term in the introductory statement hereof.

                  "Second Priority Obligations" shall mean all obligations of any nature of any Guarantor or the Company from time to time owed to the Rollover Note Trustee or to any Rollover Noteholder under any Rollover Note or the Rollover Note Indenture, whether for principal, premium, if any, or interest (including interest which, but for the filing of a petition in bankruptcy with respect to the Company or any Guarantor (as the case may be), would have accrued on any Second Priority Obligation, whether or not a claim is allowed against the Company or any Guarantor (as the case may be) for such interest in the related bankruptcy proceeding) fees, expenses, indemnification or otherwise together with the Joint Collateral Agent Fees.

                  "Second Priority Secured Parties" shall mean the Joint Collateral Agent, the Rollover Noteholders and the Rollover Note Trustee.

                  "Secured Documents" shall mean (i) the Credit Agreement and the Lender Notes if any and (ii) the Rollover Note Indenture and Rollover Notes.


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


                  "Secured Obligations" shall mean, collectively, the First Priority Obligations and the Second Priority Obligations.

                  "Secured Parties" shall mean collectively, the First Priority Secured Parties and the Second Priority Secured Parties.

                   "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a "qualifying share" of the former Person shall be deemed to be outstanding.

                  The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are of this Agreement unless otherwise specified.

                  Section 2.        Appointment As Joint Collateral Agent.

                           (a)      The Administrative Agent has been appointed
to act as agent hereunder for the Lenders and Lender Counterparties pursuant to the Credit Agreement. The Rollover Note Trustee has been appointed to act as agent hereunder for the Rollover Noteholders pursuant to the Rollover Note Indenture. The Administrative Agent on behalf of the Lenders, and the Rollover Note Trustee on behalf of the Rollover Noteholders, hereby appoint and authorize the Joint Collateral Agent to act as their agent in entering into the Collateral Documents, enforcing their respective rights in respect of the Collateral and administering the Collateral in accordance with the terms and provisions of this Agreement.

                           (b)      The Joint Collateral Agent may exercise the
rights and remedies provided in this Agreement and in the Collateral Documents in accordance at all times with the directions of the Directing Party as provided herein and therein. In exercising rights and remedies with respect to the Collateral, the Joint Collateral Agent at the direction of the Directing Party shall enforce the provisions of the Collateral Documents and exercise remedies thereunder, all in such order and in such manner as they may in their sole discretion determine. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the UCC (as such term is defined in the Credit Agreement) of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.


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


                           (c)      The Joint Collateral Agent appointment
hereunder is subject to the following provisions and conditions:

                                    (i)      all rights, powers, duties and
         obligations conferred upon the Joint Collateral Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Joint Collateral Agent upon the directions of the Directing Party (which, at anytime, if requested by the Joint Collateral Agent shall henceforth be in writing executed and delivered by the Directing Party to the Joint Collateral Agent);

                                    (ii)     all rights, powers, duties and
         obligations conferred or imposed upon the Joint Collateral Agent hereunder and under the Collateral Documents shall be conferred or imposed and exercised or performed by the Joint Collateral Agent upon the directions of the Directing Party (which, at anytime, if requested by the Joint Collateral Agent shall henceforth be in writing executed and delivered by the Directing Party to the Joint Collateral Agent);

                                    (iii)    no power given hereby or by any of
         the Collateral Documents to the Joint Collateral Agent shall be exercised hereunder or thereunder by the Joint Collateral Agent except with the consent of the Directing Party (which, at any time, if requested by the Joint Collateral Agent shall henceforth be in writing executed and delivered by the Directing Party to the Joint Collateral Agent), anything contained herein to the contrary notwithstanding;

                                    (iv)     the Joint Collateral Agent shall
         not be personally liable by reason of any act or omission of any Directing Party or any act or omission of the Joint Collateral Agent acting or not acting in accordance with directions of any Directing Party; and

                                    (v)      at all times that the Directing
         Party is the Administrative Agent, the Directing Party shall provide to the Rollover Note Trustee a copy, extract or summary of any written direction, request or instruction given by it to the Joint Collateral Agent (in such capacity only) at the same time as such direction, request or instruction is delivered to the Joint Collateral Agent.

                           (d)      Notwithstanding the generality of Section
2(c) above, the Directing Party shall have the right, by instrument in writing executed and delivered to the Joint Collateral Agent (unless such requirement is waived by the Joint Collateral Agent in its sole discretion), to direct the time, method and place of conducting any proceeding for any right or remedy available to the Joint Collateral Agent, or of exercising any trust or power conferred on the Joint Collateral Agent, or the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Agreement or the Collateral Documents; provided, that such direction shall not

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conflict with the provisions of any law or of this Agreement or the Collateral
Documents. In the absence of such direction, the Joint Collateral Agent shall have no duty to take or refrain from taking any action unless explicitly required herein.

                           (e)      The Joint Collateral Agent may at any time
request directions from the Directing Party as to any course of action or other matter relating hereto. Directions given by the Directing Party hereunder that are consistent with the rights of the Secured Parties under the Secured Documents shall be binding on all Secured Parties and their successors and assigns for all purposes and the Joint Collateral Agent shall not be liable to any party by reason of the Joint Collateral Agent acting (or not acting) in accordance with any directions given by the Directing Party.

                           (f)      So long as the First Priority Obligations
are Outstanding, (i) the parties hereto agree that, after the date hereof, if the Rollover Note Trustee shall hold any Lien on any assets of Company or any of its Subsidiaries securing the Second Priority Obligations, the Rollover Note Trustee, upon demand by the Joint Collateral Agent, shall assign it to the Joint Collateral Agent as security for the Secured Obligations, or if such assignment is not possible, shall subordinate such lien to the satisfaction of Joint Collateral Agent acting on instructions of the Directing Party or shall release such lien and (ii) the Company agrees not to grant any Lien on any of its assets, or permit any Subsidiary of the Company to grant a Lien on any of its assets, in favor of the Rollover Noteholders other than to the Joint Collateral Agent as security for the Secured Obligations pursuant to the Collateral Documents.

                           (g)      So long as the Second Priority Obligations
are Outstanding, (i) the parties hereto agree that, after the date hereof, if the Administrative Agent shall hold any Lien on any assets of the Company or any of its Subsidiaries securing the First Priority Obligations (other than in respect of the Cash Collateral Accounts (as defined in the Credit Agreement as of the date hereof)), the Administrative Agent, upon demand by the Joint Collateral Agent shall assign it to the Joint Collateral Agent as security for the Secured Obligations, or if such assignment is not possible, shall subordinate such lien to the satisfaction of Joint Collateral Agent acting on instructions of the Directing Party or shall release such lien and (ii) the Company agrees not to grant any Lien on any of its assets, or permit any Subsidiary of the Company to grant a Lien on any of its assets (other than the Cash Collateral Accounts), in favor of the Lenders other than to the Joint Collateral Agent as security for the Secured Obligations pursuant to the Collateral Documents.

                           (h)      So long as the First Priority Obligations
are Outstanding, whether or not any Proceeding has been commenced by or against any Credit Party, (i) the Rollover Note Trustee and the Rollover Noteholders will not exercise or seek to exercise any rights or remedies (including setoff) solely with respect to any Collateral, institute any action or proceeding with respect to such rights or remedies, including, without limitation, any action of foreclosure, contest, protest or object to any foreclosure proceeding or action brought by the Joint Collateral Agent, or any other exercise by any such party, of any rights and remedies relating to the Collateral under the Collateral Documents or otherwise, or object to the forbearance by the Lenders, Administrative

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Agent or Joint Collateral Agent from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral and (ii) the Joint Collateral Agent shall have the exclusive right to enforce rights, exercise remedies (including, without limitation, setoff and the right to credit bid their debt) and make determinations regarding release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Rollover Note Trustee or any Rollover Noteholder; provided, however, that (without prejudice to any other rights the Rollover Note Trustee may have) in any Proceeding commenced by or against any Credit Party, the Rollover Note Trustee may file a claim or statement of interest with respect to the Second Priority Obligations.

                           (i)      The Rollover Note Trustee, on behalf of
itself and the Rollover Noteholders, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Collateral, for so long as the First Priority Obligations are Outstanding. Without limiting the generality of the foregoing, for so long as the First Priority Obligations are Outstanding, except as expressly provided in the proviso in Section 2(h) above, the sole right of the Rollover Note Trustee and the Rollover Noteholders with respect to the Collateral is to be a silent beneficiary of the Lien on the Collateral granted to the Joint Collateral Agent pursuant to the Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the First Priority Obligations have been indefeasibly paid in full and are no longer Outstanding.

                           (j)      Any Collateral or proceeds thereof received
by the Administrative Agent, the Rollover Note Trustee, any Lender or any Rollover Noteholder in connection with the exercise of any right or remedy (including setoff) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Joint Collateral Agent for application in accordance with the terms of this Agreement in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Joint Collateral Agent is hereby authorized to make any such endorsements as agent for Administrative Agent, the Rollover Note Trustee or any such Lender or Rollover Noteholder. This authorization is coupled with an interest and is irrevocable.

                           (k)      The Joint Collateral Agent shall have the
sole and exclusive right, under the circumstances provided in Section 5.5(a) of the Credit Agreement and Section 6.1(a) of the Pledge and Security Agreement (and subject to the express rights of the Credit Party thereunder), to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Collateral. All proceeds of any such policy and any such award shall be paid to the Joint Collateral Agent for distribution in accordance with Section 8 hereof. If the Administrative Agent, the Rollover Note Trustee, any Lender or any Rollover Noteholder shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Joint Collateral Agent in accordance with the terms of this Agreement.

                           (l)      To the maximum extent permitted by law,
each Second Priority Secured Party waives any claim it might have against the First Priority Secured Parties with respect to, or arising out of or in connection with, any action or failure to act or any error of judgment, negligence, mistake or oversight whatsoever on the part of any First Priority Secured Party or its directors, officers, employees, attorneys or agents with respect to any exercise of rights or remedies under the Credit Documents, other than any claims resulting from the gross negligence or willful misconduct of any First Priority Secured Party. No First Priority Secured Party nor any of its directors, officers, employees, attorneys or agents shall be (a) liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or (b) under any obligation to sell or otherwise dispose of any Collateral upon the request of any Credit Party or any Second Priority Secured Party or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. Without limiting the generality of the foregoing, the Joint Collateral Agent shall not have any duty to the Secured Parties with respect to the perfection of the liens and security interests created pursuant to the Collateral Documents and the maintenance of the validity, effectiveness and priority thereof other than to act in accordance with the written direction of the Directing Party with respect to the same.

                  Section 3. Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Joint Collateral Agent or Directing Party herein or in the Secured Documents or the Collateral Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in the Secured Documents or the Collateral Documents or now or hereafter existing at law or in equity or by statute.

                           (b)      No delay or omission by the Joint
Collateral Agent or Directing Party to exercise any right, remedy or power hereunder or under the Collateral Documents shall impair any such right, remedy or power or shall be construed to be a waiver thereof or an acquiescence therein, and every right, power and remedy given by this Agreement or the Collateral Documents to the Joint Collateral Agent or Directing Party may be exercised from time to time and as often as may be deemed expedient by the Joint Collateral Agent or Directing Party.

                           (c)      If the Joint Collateral Agent shall have
proceeded to enforce any right, remedy or power under this Agreement or the Collateral Documents and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Joint Collateral Agent, then the Credit Parties, the Joint Collateral Agent and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder and under the Collateral Documents with respect to the Collateral and in all other respects, and thereafter all rights, remedies and powers of the Joint Collateral Agent and Directing Party shall continue as though no such proceeding had been taken.

                           (d)      All rights of action and of asserting
claims upon or under this Agreement and the Collateral Documents may be enforced by the Joint Collateral Agent without the possession of the Collateral Documents or any instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Joint Collateral Agent shall be, subject to Section 11 hereof, brought in its name as Joint Collateral Agent and any recovery of a judgment shall be held as part of the Collateral.

                  Section 4. Waiver and Estoppel. (a) The Company on behalf of the Credit Parties agrees, to the extent it may lawfully do so, that it will not, at any time in any manner whatsoever, claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or the Collateral Documents and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Joint Collateral Agent or Directing Party in this Agreement or the Collateral Documents but will suffer and permit the execution of every such power as though no such law were in force.

                           (b)      Each of the Company on behalf of the Credit
Parties, the Administrative Agent on behalf of the Lenders and the Rollover Note Trustee on behalf of the Rollover Noteholders waives and releases, to the extent it may lawfully do so, on behalf of itself and all who claim through or under it, including without limitation, any and all subsequent creditors, vendees, assignees and lienors, all rights to demand or to have any marshaling of the Collateral upon any sale, whether made under any power of sale granted herein or in the Collateral Documents or pursuant to judicial proceedings or upon foreclosure or any enforcement of this Agreement or the Collateral Documents and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

                           (c)      Each of the Company on behalf of the Credit
Parties, the Administrative Agent on behalf of the Lenders and the Rollover Note Trustee on behalf of the Rollover Noteholders waives any rights, to the extent permitted by applicable law, to presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under the Secured Documents or the Collateral Documents) in connection with this Agreement and the Collateral Documents and any action taken by the Joint Collateral Agent with respect to the Collateral.

                  Section 5. Limitation on Joint Collateral Agent's Duty in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided herein or in the Collateral Documents and to account to the Secured Parties and the Credit Parties for moneys and other property received by it hereunder or under the Collateral Documents, the Joint Collateral Agent shall not have any duty to the Credit Parties or to the Secured Parties as to any Collateral in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

                  Section 6. Limitation by Law. All rights, remedies, powers and waivers provided by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited by the extent necessary so that they will not render this Agreement, the Secured Documents or any Collateral Document invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under provisions of any applicable law.

                  Section 7. Rights of Secured Parties under Secured Documents. Notwithstanding any other provision of this Agreement or the Collateral Documents, as between each Secured Party on the one hand and the Company on the other hand, the right of such Secured Party to receive payment of the Secured Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Secured Document or other instrument evidencing, or agreement governing, a Secured Obligation, and to institute suit against any Credit Party for the enforcement of such payment on or after such due date, and the obligation of the Credit Parties to pay such Secured Obligation when due, shall not be impaired or affected by this Agreement. It is acknowledged and agreed by all parties hereto that notwithstanding any provision or implication to the contrary herein, the Second Priority Obligations are not subordinated in right of payment to the First Priority Obligations.

                  Section 8.        Distributions

                           (a)      All proceeds of Collateral held or received
by the Joint Collateral Agent shall, to the extent available for distribution at any time (it being understood that the Joint Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this
Section 8), be distributed by the Joint Collateral Agent in the following order of priority:

                  First: to the Joint Collateral Agent for any unpaid Joint Collateral Agent Fees; provided, however, that nothing herein is intended to relieve the Company of its obligations to pay such costs, fees, expenses or liabilities from funds other than funds representing proceeds of the Collateral;

                  Second: to the Administrative Agent, in an amount equal to all reasonable costs, expenses and disbursements of the Administrative Agent;

                  Third: to the Administrative Agent, in an amount equal to the unpaid amount of all other First Priority Obligations then Outstanding in such order of priority as may be provided in the Credit Agreement;

                  Fourth: to the Rollover Note Trustee, in an amount equal to all reasonable costs, expenses and disbursements of the Rollover Note Trustee;

                  Fifth: to the Rollover Note Trustee, in an amount equal to the unpaid amount of Second Priority Obligations then Outstanding in such order of priority as may be provided in the Rollover Note Indenture; and

                  Sixth: any surplus then remaining shall be paid to the Company or its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                           (b)      The Joint Collateral Agent shall make all
payments and distributions under this Section 8: (i) on account of First Priority Obligations, to the Administrative Agent for redistribution in accordance with the provisions of the Credit Agreement and (ii) on account of the Second Priority Obligations, to the Rollover Note Trustee for redistribution in accordance with the provisions of the Rollover Note Indenture.

                           (c)      In making the determinations and
allocations required by Section 8(a) hereof, the Joint Collateral Agent may rely upon information supplied by the Administrative Agent as to the amounts payable with respect to First Priority Obligations and upon information supplied by the Rollover Note Trustee as to the amounts payable with respect to the Second Priority Obligations, and the Joint Collateral Agent shall have no liability to the Credit Parties or any of the Secured Parties for actions taken in reliance on such information. The Joint Collateral Agent shall supply copies of such information to the Company promptly upon receipt thereof. All distributions made by the Joint Collateral Agent pursuant to Section 8(a) hereof shall be (subject to any decree of any court of competent jurisdiction) final, and the Joint Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent or the Rollover Note Trustee of any amounts distributed to them.

                           (d)      If, through the operation of any
bankruptcy, reorganization, insolvency or other laws or otherwise, the Joint Collateral Agent's security interest under any of the Collateral Documents is enforced with respect to some, but not all, of the Secured Obligations then Outstanding, the Joint Collateral Agent shall nonetheless apply the proceeds of the Collateral for the benefit of the Secured Parties in the proportions and subject to the priorities specified herein.

                  Section 9. Delegation of Duties. The Joint Collateral Agent may execute any of the powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, who may include officers and employees of the Company; provided, that the Joint Collateral Agent shall so execute and perform any such duty by or through such Person (including, prior to the First Priority Termination Date, the Administrative Agent and thereafter, so long as any of the Rollover Notes are then outstanding, the Rollover Note Trustee) as the Directing Party may direct. The Joint Collateral Agent shall be entitled to the advice of counsel selected by the Directing Party concerning all matters pertaining to such powers and duties. The Joint Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without bad faith, gross negligence or willful misconduct.

                  Section 10. Reliance by Joint Collateral Agent. (a) Whenever in the administration of this Agreement or the Collateral Documents the Joint Collateral Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Joint Collateral Agent taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Authorized Officer of the Company delivered to the Joint Collateral Agent, and such certificate shall be full warranty to the Joint Collateral Agent for any action taken, suffered or omitted in reliance thereon in compliance with the Agreement and any Secured Document, subject, however, to the provisions of Section 11 hereof.

                           (b)      Irrespective of any direction from the
Directing Party, the Joint Collateral Agent may consult with counsel, accountants, or other experts, and any opinion of counsel or opinion of accountants or other experts shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under the Collateral Documents in accordance therewith. The Joint Collateral Agent shall have the right at any time to seek instructions concerning the administration of this Agreement and the Secured Documents from any court of competent jurisdiction.

                           (c)      The Joint Collateral Agent may rely, and
shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Joint Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Joint Collateral Agent and conforming to the requirements of this Agreement or the Collateral Documents.

                           (d)      Irrespective of any direction from the
Directing Party, the Joint Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Joint Collateral Agent by this Agreement (including, without limitation, Section 8(a) or 11(b) hereof) and the Collateral Documents unless the Joint Collateral Agent shall have been provided adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in connection therewith, including such reasonable advances as may be requested by the Joint Collateral Agent.

                           (e)      Upon any application or demand by the
Company to the Joint Collateral Agent to take or permit any action under any of the provisions of this Agreement or the Collateral Documents, the Joint Collateral Agent may require that the Company furnish to the Joint Collateral Agent a certificate of an Authorized Officer stating that all conditions precedent, if any, provided for in this Agreement, the Secured Documents or in the Collateral Documents relating to the proposed application or demand have been satisfied.

                           (f)      In any case in which the Joint Collateral
Agent shall be required or permitted to determine whether any proceeds of the sale or other disposition of any property shall be proceeds of Collateral, or otherwise to make any determination as to the extent to which the Collateral Documents secures any Secured Obligations, the Joint Collateral Agent is authorized, at the cost and expense of the Company and without any direction from, or requirements for consent of or authorization by any Secured Party to institute proceedings in a court of competent jurisdiction for the obtaining of any authoritative determination of such matter. If the Joint Collateral Agent institutes any such proceeding, it shall give prompt written notice thereof to the Administrative Agent, the Rollover Note Trustee and the Company and shall afford each of them the opportunity to participate in such proceeding.

                  Section 11. Limitations and Duties of Joint Collateral Agent. (a) The Joint Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the Collateral Documents, and no implied covenants or obligations shall be read into this Agreement or the Collateral Documents against the Joint Collateral Agent. The Joint Collateral Agent shall exercise the rights and powers vested in it by this Agreement and the Collateral Documents, and the Joint Collateral Agent shall not be liable with respect to any action taken by it or omitted to be taken by it, in accordance with the direction of the Directing Party.

                           (b)      Except as herein otherwise expressly
provided, the Joint Collateral Agent shall not be under any obligation to take any action which is discretionary under the provisions hereof or of the Collateral Documents except upon the written direction of the Directing Party. Upon written request by the Administrative Agent or the Rollover Note Trustee, the Joint Collateral Agent shall make available for inspection and copying by the Administrative Agent or the Rollover Note Trustee, as applicable, each certificate or other paper furnished to the Joint Collateral Agent by the Company under or in respect of this Agreement, the Collateral Documents or the Collateral.

                           (c)      No provision of this Agreement or of the
Collateral Documents shall be deemed to impose any duty or obligation on the Joint Collateral Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Joint Collateral Agent shall be legally unqualified or incompetent, to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Joint Collateral Agent in such jurisdiction or imposes a tax on the Joint Collateral Agent by reason thereof.

                  Section 12. Moneys to be Held in Trust. All moneys received by the Joint Collateral Agent under or pursuant to any provision of this Agreement or the Collateral Documents (except Joint Collateral Agent Fees) shall be held in trust for the purposes for which they were paid or are held.

                  Section 13. Delivery of Secured Documents. On or before the time of the making of the initial Credit Extensions pursuant to (and as defined in) the Credit

Agreement, the Company shall deliver to Joint Collateral Agent true and complete copies of all Collateral Documents as in effect at such time. The Company shall deliver to the Joint Collateral Agent, promptly upon the execution thereof, a true and complete copy of any amendment, modification or supplement to any Collateral Document, entered into after such time.

                  Section 14. Information as to the Secured Parties, Administrative Agent and Rollover Noteholders. The Company shall promptly deliver to the Joint Collateral Agent, from time to time upon request of the Joint Collateral Agent, a list setting forth as of a date not more than 30 days prior to the date of such delivery, (i) the amount and type of the Outstanding First Priority Obligations (it being agreed that unless otherwise specifically requested, in the case of such obligations in respect of Hedge Agreements (as defined in the Credit Agreement), a good faith estimate shall suffice) and the name and address of the Administrative Agent and (ii) the amount and type of Outstanding Second Priority Obligations and the name and address of the Rollover Note Trustee and the Rollover Noteholders.

                  Section 15. Compensation; Expenses. The Company agrees to pay to the Joint Collateral Agent, from time to time upon demand, (i) reasonable compensation (which shall not be limited by any provision of law in regard to compensation of fiduciaries or of a trustee of an express trust) for its services hereunder and under the Collateral Documents and for administering the Collateral as set forth in the Credit Documents and the Rollover Note Indenture and as separately agreed in writing between the Joint Collateral Agent and the Company and (ii) all of the reasonable fees, costs and expenses of the Joint Collateral Agent (including, without limitation, any reasonable and documented fees and disbursements of its counsel and such special counsel, accountants or other experts as the Joint Collateral Agent may elect to retain in the exercise of its reasonable judgment) (A) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and the Collateral Documents or the enforcement of any of the provisions hereof or thereof or the exercise of any rights hereunder or thereunder or (B) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition or the custody or release of Collateral pursuant to the Collateral Documents and the preservation, protection or defense of the Joint Collateral Agent's rights under this Agreement and the Collateral Documents and in and to the Collateral.

                  Section 16. Indemnification. The Company agrees to pay, indemnify, and hold the Joint Collateral Agent harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs or expenses (including without limitation or duplication, the reasonable and documented fees and disbursements of counsel) incurred by the Joint Collateral Agent with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Collateral Documents, unless arising from the gross negligence or willful misconduct of the Joint Collateral Agent (including, without limitation, indemnification of the Joint

Collateral Agent for liabilities of the Joint Collateral Agent for the net amount of taxes (after taking account of any deduction, credit or other tax reduction or benefit available by reason of the imposition of any such tax) in any jurisdiction in which the Joint Collateral Agent would not otherwise be subject to tax except by reason of its acting under this Agreement or the Collateral Documents (directly or through agents); provided, that such indemnification for taxes (a) shall apply only (i) in respect of taxes attributable to the performance of the Joint Collateral Agent's obligations as Joint Collateral Agent hereunder and (ii) to the extent that the Joint Collateral Agent, using reasonable efforts, shall have been unable to avoid or minimize the same as contemplated by Section 18 hereof and (b) shall in no event cover any federal, state, local or other taxes imposed upon the Joint Collateral Agent with respect to or measured by its net income or profits. In any suit, proceeding or action brought by the Joint Collateral Agent under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof or of any of the Collateral Documents or this Agreement, the Company will save, indemnify and keep the Joint Collateral Agent harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Credit Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from such Credit Party, and all such obligations of such Credit Party shall be and remain enforceable against and only against such Credit Party and shall not be enforceable against the Joint Collateral Agent.

                  Section 17. Releases. (a) Sales or other dispositions of Collateral which are not prohibited by the Credit Agreement and the Rollover
Note Indenture shall not require any written or oral release or consent of the Joint Collateral Agent. Nevertheless, the Company shall be entitled to request upon presentation of a certificate from the Company that a sale is being consummated in accordance with the Credit Agreement and the Rollover Note Indenture, that the Joint Collateral Agent (i) execute and deliver to the Company or any purchaser of Collateral, a written release, termination, disclaimer or quitclaim of the Joint Collateral Agent's interest in any Collateral hereunder and under the Collateral Documents, and the Company or such purchaser, as the case may be, shall be entitled to rely conclusively on such release, termination, disclaimer or quitclaim and/or (ii) redeliver any such Collateral then in the possession of the Joint Collateral Agent or any agent or nominee thereof. Such request shall be in writing signed by an Authorized Officer of the Company, shall describe the property to be released in reasonable detail and shall state (with reference to applicable Sections of the Credit Agreement and the Rollover Note Indenture) that such release is or will be in accordance with the Credit Agreement and the Rollover Note Indenture. The cancellation and satisfaction of all or any part of the Secured Documents shall be without prejudice to the rights of the Joint Collateral Agent to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith and for which it is entitled to reimbursement hereunder.

                           (b)      Sales or other dispositions of Collateral
which are prohibited by either the Credit Agreement or the Rollover Note Indenture shall require the written consent of the Joint Collateral Agent. Such consent shall be given by the Joint Collateral Agent (i) at the direction of the Administrative Agent and/or such of the Lenders as may be required under the Credit Agreement, if such sale or disposition is permitted by the Rollover Note Indenture but not the Credit Agreement, (ii) at the direction of the Rollover Note Trustee or Rollover Noteholders holding a majority in principal amount of the Rollover Notes then Outstanding, if such sale or disposition is permitted by the Credit Agreement but not the Rollover
Note Indenture and (iii) at the direction of both of the Administrative Agent and/or such of the Lenders as may be required under the Credit Agreement, on the one hand, and of the Rollover Note Trustee and/or such of the Rollover Noteholders as may be required under the Rollover Note Indenture, on the other, if such sale or disposition is prohibited by both the Credit Agreement and the Rollover Note Indenture.

                           (c)      The notices, statements, directions and
certificates requested under or required by this Section 17 (together with any required certificate of a Authorized Officer) shall be full authority for and direction to the Joint Collateral Agent to execute and deliver the releases, disclaimers, quitclaims and other instruments referred to in this Section 17. The Joint Collateral Agent in so doing shall have no liability to any Person.

                  Section 18. Exculpatory Provisions. (a) The Joint Collateral Agent shall not be responsible in any manner whatsoever for any recitals, statements, representations or warranties herein or in the Collateral Documents, all of which are made solely by the Credit Parties or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Joint Collateral Agent to any Secured Party or by or on behalf of any Credit Party to any Secured Party in connection with the Secured Documents or Collateral Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Secured Obligations, nor shall the Joint Collateral Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Secured Documents or Collateral Documents or as to the existence or possible existence of any Event of Default or to make any disclosures with respect to the foregoing. The Joint Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Credit Parties thereto or as to the security afforded by this Agreement or the Collateral Documents, or as to the genuineness, validity, execution (except its own execution), effectiveness, enforceability, legality, collectability or sufficiency of this Agreement, the Collateral Documents or the Secured Obligations, and the Joint Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Joint Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of liens upon the Collateral or otherwise as to the maintenance of the Collateral, except that if the Joint Collateral Agent takes possession of any Collateral, the Joint Collateral Agent shall use reasonable care in the preservation of the Collateral in its possession.

                           (b)      The Joint Collateral Agent shall not be
required to ascertain or inquire as to the performance by the Credit Parties of any of the covenants or agreements contained herein, in the Collateral Documents or in any Secured Document.

Whenever it is necessary, or in the reasonable opinion of the Joint Collateral Agent advisable, for the Joint Collateral Agent to ascertain the amount of Secured Obligations then held by Secured Parties, the Joint Collateral Agent may rely on a certificate of the Rollover Note Trustee in the case of Second Priority Obligations, or a certificate of the Administrative Agent in the case of First Priority Obligations, and if the Rollover Note Trustee or the Administrative Agent shall not give such information to the Joint Collateral Agent, the Rollover Note Trustee or the Administrative Agent (as the case may be) shall not be entitled to receive distributions hereunder.

                           (c)      The Joint Collateral Agent shall be under
no obligation or duty to take any action under this Agreement or the Collateral Documents if taking such action (i) would subject the Joint Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or would require the Joint Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Joint Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case that results from the taking of such action under this Agreement or the Collateral Documents or (ii) would subject the Joint Collateral Agent to in personam jurisdiction in any location where it is not then so subject.

                           (d)      Notwithstanding any other provision of this
Agreement, the Joint Collateral Agent shall not be personally liable for any action taken or omitted to be taken by it in connection with this Agreement or the Collateral Documents except for its own gross negligence or willful misconduct.

                           (e)      The Joint Collateral Agent shall have the
same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Joint Collateral Agent hereunder, and may accept deposits from, lend money to and generally engage in any kind of banking or trust business with the Credit Parties as if it were not the Joint Collateral Agent.

                           (f)      Subject to the provisions of this Agreement
and the Collateral Documents concerning the Joint Collateral Agent's duty of care with respect to Collateral in the Joint Collateral Agent's possession, the Joint Collateral Agent shall not be personally liable for any acts, omissions, errors of judgment or mistakes of fact or law made, taken or omitted to be made or taken by it in connection with this Agreement or any Collateral Documents (including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral including failure to take or to record or otherwise perfect for any reason or for no reason any lien or security interest, exercise or delay in or refrain from exercising any right or remedy against any Credit Party or any Security or any Person) except for those arising out of or in connection with the Joint Collateral Agent's gross negligence or willful misconduct. Without prejudice to the generality of the foregoing, (i) the Joint Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for any Credit Party), accountants, experts and other professional advisors selected by it; and (ii) no Secured Party shall have any right of action whatsoever against the Joint Collateral Agent as a result of the Joint Collateral Agent acting or (where so instructed) refraining from acting hereunder or any of the other Collateral Documents in accordance with the instructions of the Directing Party.

                  Section 19. Resignation and Removal of the Joint Collateral Agent. (a) The Joint Collateral Agent may at any time, by giving written notice to the Company, the Administrative Agent and the Rollover Note Trustee, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Joint Collateral Agent (reasonably acceptable to the Rollover Note Trustee if at such time the Directing Party is the Administrative Agent) by the Directing Party, and (ii) the acceptance of such appointment by such successor Joint Collateral Agent. If no successor Joint Collateral Agent shall be appointed and shall have accepted such appointment within 45 days after the date the Joint Collateral Agent gives the aforesaid notice of resignation, the Joint Collateral Agent may apply to any court of competent jurisdiction to appoint a successor Joint Collateral Agent to act until such time, if any, as a successor Joint Collateral Agent shall have been appointed as provided in this Section 19. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Joint Collateral Agent appointed by the Directing Party. The Directing Party may, at any time, remove the Joint Collateral Agent and appoint a successor Joint Collateral Agent (reasonably acceptable to the Rollover Note Trustee if at such time the Directing Party is the Administrative Agent), such removal to be effective upon the acceptance of such appointment by the successor Joint Collateral Agent. Any resigning or removed Joint Collateral Agent shall be entitled to Joint Collateral Agent Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

                           (b)      If at any time the Joint Collateral Agent
shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Joint Collateral Agent for any other cause, a successor Joint Collateral Agent (reasonably acceptable to the Rollover Note Trustee if at such time the Directing Party is the Administrative Agent) may be appointed by the Directing Party, and the powers, duties, authority and title, of the predecessor Joint Collateral Agent shall be terminated and canceled without procuring the resignation of such predecessor and without any formality (except as may be required by applicable law) other than appointment and designation of a successor by the Directing Party in writing duly acknowledged and delivered to the predecessor and (if the Directing Party is the Administrative Agent) the Rollover Note Trustee. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement and the Collateral Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Directing Party, the Credit Parties or the successor Joint Collateral Agent execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the Collateral Documents and shall deliver all

Collateral held by it or its agents to such successor Joint Collateral Agent. Should any deed, conveyance or other instrument in writing from the Credit Parties be required by any successor Joint Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Joint Collateral Agent, the Company agrees to procure that any and all such deeds, conveyances and other instruments in writing shall, on request of such successor, be executed, acknowledged and delivered by the Credit Parties. If the Credit Parties shall not have executed and delivered any such deed, conveyance or other instrument within 10 days after it received a written request from the successor Joint Collateral Agent to do so, the predecessor Joint Collateral Agent may execute the same on behalf of the Credit Parties. The Company on behalf of the Credit Parties hereby appoints any predecessor Joint Collateral Agent as their agent and attorney to act for them as provided in the preceding sentence.

                  Section 20. Status of Successor Joint Collateral Agent. Every successor Joint Collateral Agent appointed pursuant to Section 19 hereof shall be a bank or trust company in good standing and having power to act as Joint Collateral Agent hereunder, shall be incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal corporate office within the 48 contiguous States and shall also have capital, surplus and undivided profits of not less than $100,000,000, provided that such conditions shall only apply if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the duties hereunder upon reasonable or customary terms.

                  Section 21. Treatment of Payee or Endorsee by Joint Collateral Agent; Representatives of Secured Parties

                           (a)      The Joint Collateral Agent may treat the
registered holder or, if none, the actual holder of any promissory note or debenture evidencing a Secured Obligation as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary, whether or not such promissory note or debenture shall be past due.

                           (b)      Any Person (other than the Administrative
Agent or the Rollover Note Trustee), which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement, the Collateral Documents or the Collateral shall present to the Administrative Agent and the Rollover Note Trustee (as the case may be) such documents as the Joint Collateral Agent may reasonably require in order to demonstrate to the Joint Collateral Agent the authority of such Person to act as the representative of such Secured Party.

                  Section 22. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications given to the Credit Parties, the Joint Collateral Agent, the Administrative Agent or Rollover Note Trustee shall be given in writing (including telecopy or similar writing) and shall be addressed at its address specified on the signature pages hereof or any other address designated by notice given in accordance with this Section 22 to the party sending such communication. Each such notice, request or other communication shall be effective and deemed received (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature pages hereof, (ii) if given by mail, the third Business Day after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified on the signature pages hereof; provided, that any notice, request or demand to the Joint Collateral Agent shall not be effective until actually received by the Joint Collateral Agent at the office designated by it pursuant to this Section 22. In addition, any notice to Rollover Noteholders shall be sufficiently given to them if given to the Rollover Note Trustee and any notice to the Lenders shall be sufficiently given to them if given to the Administrative Agent.

                  Section 23. No Waivers. No failure on the part of the Joint Collateral Agent, the Administrative Agent, the Rollover Note Trustee or any Secured Party to exercise, no course of dealing with respect to and no delay in exercising, any right, power or privilege under this Agreement or the Collateral Documents shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. As between the Secured Parties, the provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Proceeding and all references herein to the Company and the Credit Parties shall be deemed to include the Company and the Credit Parties in their capacity as a debtor or debtor in possession in a Proceeding, all references herein to First Priority Obligations and Second Priority Obligations of any Secured Party shall be deemed to include any such obligations arising on or after the commencement of any Proceeding, and all references herein to Collateral shall be deemed to include any assets of any kind acquired by any Credit Party after the commencement of a Proceeding.

                  Section 24. Amendments, Supplements and Waivers. (a) With the written consent of (i) the Administrative Agent and (ii) either the Rollover Note Trustee and/or such Rollover Noteholders as may be required under the Rollover Note Indenture, the Joint Collateral Agent and the Company may, at any time and from time to time, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provision of this Agreement or changing in any manner the rights of the Joint Collateral Agent, the Secured Parties or the Credit Parties hereunder. Any such supplemental agreement shall be binding upon the Credit Parties, the Administrative Agent, the Rollover Note Trustee, the Secured Parties and the Joint Collateral Agent and their respective successors.

                  Without the consent of the Secured Parties, the Joint Collateral Agent and any of the Credit Parties may, at any time and from time to time, enter into one or more additional Collateral Documents or one or more agreements supplemental hereto or to the Collateral Documents, in form satisfactory to the Joint Collateral Agent, (i) to add to the covenants of the Credit Parties for the benefit of the Secured Parties or to surrender any right or power herein conferred upon the Credit Parties, (ii) to mortgage to the Joint Collateral Agent any property or assets as additional security for the Secured Obligations, or (iii) to cure any ambiguity, to correct or supplement any provision herein or in the Collateral Documents which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which other provision shall not be inconsistent with any provision hereof; provided, however, that any such action contemplated by this clause (iii) shall not adversely affect the interests of the first Priority Secured Parties or the Second Priority Secured Parties.

                  Section 25. Termination. (a) The Rollover Note Trustee shall notify the Joint Collateral Agent within 30 days after payment in full of the Second Priority Obligations. Upon receipt by the Joint Collateral Agent of satisfactory evidence that all the Second Priority Obligations have been paid, all rights of the Rollover Note Trustee and each Rollover Noteholder hereunder shall automatically terminate. At such time the Company agrees that it will execute and deliver such amendments hereto, if any, as the Administrative Agent shall request to reflect (i) that the only Secured Parties shall be the First Priority Secured Parties and (ii) the Joint Collateral Agent shall at all times act in accordance with the directions of the Administrative Agent acting in accordance with the terms of the Credit Agreement.

(b) The Administrative Agent shall notify the Joint Collateral Agent within 30 days after payment in full of the First Priority Obligations. Upon receipt by the Joint Collateral Agent of satisfactory evidence that all First Priority Obligations have been paid, all rights of the Administrative Agent hereunder shall automatically terminate. At such time, if the Second Priority Obligations remain Outstanding, the Company agrees that it will execute and deliver such amendments hereto, if any, as the Rollover Note Trustee shall request to reflect (i) that the only Secured Parties shall be the Second Priority Secured Parties and (ii) the Joint Collateral Agent shall at all times act in accordance with the directions of the Rollover Note Trustee acting in accordance with the terms of the Rollover Note Indenture. The Joint Collateral Agent may at any time after the payment in full of the First Priority Obligations, by giving written notice to the Company and the Rollover Note Trustee, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Joint Collateral Agent by the Directing Party and the acceptance of such appointment by such successor Joint Collateral Agent or (ii) if no successor Joint Collateral Agent shall be appointed and shall have accepted such appointment within 45 days after the payment in full of the First Priority Obligations, the Rollover Note Trustee shall become successor Joint Collateral Agent on such 45th day. Such resigning Joint Collateral Agent shall, on the written request of the Directing Party or the successor Joint Collateral Agent, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such resigning hereunder and under the Collateral Documents and shall deliver all Collateral held by it or its agents to such successor Joint Collateral Agent. Any resigning Joint Collateral Agent shall be entitled to Joint Collateral Agent Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal. The Rollover Note Trustee shall be entitled to receive such compensation as shall be agreed upon in writing at such time between the Rollover Note Trustee and the Company for its duties as successor Joint Collateral Agent. The Rollover Note Trustee, in its capacity as successor Joint Collateral Agent, shall be entitled to the rights, privileges, immunities and benefits, including without limitation, the right to be indemnified, found in the Indenture.

                  Section 26. Headings. Headings of Sections and subsections have been included herein and in the Collateral Documents for convenience only and should not be considered in interpreting this Agreement or the Collateral Documents.

                  Section 27. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 28. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of each of the Secured Parties and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, the Collateral Documents or any Collateral.

                  Section 29. Governing Law. Except as otherwise required by mandatory provisions of law, this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  Section 30. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  Section 31. Interpleader. If at any time the Joint Collateral Agent determines it to be appropriate, the Joint Collateral Agent may commence an action in interpleader in order to obtain a judicial resolution of the relevant issues which are in dispute. Such interpleader action shall be brought in the courts of the State of New York unless the Joint Collateral Agent is advised by independent counsel retained by the Joint Collateral Agent that, due to the pendency of an action in another jurisdiction with respect to which the Joint Collateral Agent is a party and which relates to this Agreement, the Collateral Documents or the Collateral, such action should be brought in such other jurisdiction.

                  Section 32. Powers Coupled with an Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Secured Obligations are paid in full and the commitments under the Credit Agreement are terminated.

                  Section 33. Company. Notwithstanding the Company's execution and delivery of this Agreement, the Company shall be deemed to be a party hereto solely for the express purposes and to the extent of its rights and obligations under Sections 2(f)(ii), 13, 14, 15, 16, 17(a), 25(a) and (b) (in each case, to the extent of the last sentence thereof), the sixth caption in Section 8(a) (but only to the extent of its right to receive surplus proceeds pursuant thereto) and Section 10 (but only to the extent of its obligations to deliver the certificate of an Authorized Officer). Except as expressly specified in the immediately preceding sentence, the Company and each Credit Party shall have no rights, obligations or interests under this Agreement.


                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                           RESIDENTIAL FUNDING CORPORATION dba GMAC-RFC
                           HEALTH CAPITAL, as Joint Collateral Agent

                           By /s/ Lorna Gleeson
                             --------------------------------------------------
                           Name:    Lorna Gleeson
                           Title:   Managing Director
                           Address:

                           UBS AG STAMFORD BRANCH, as Administrative Agent

                           By: /s/  Patricia O'Kicki
                             --------------------------------------------------
                           Name:    Patricia O'Kicki
                           Title:   Director
                           Address:

                           THE BANK OF NEW YORK, as Rollover Note Trustee

                           By /s/   Mary LaGumina
                             --------------------------------------------------
                           Name:    Mary LaGumina
                           Title:   Vice President
                           Address:

                           MARINER HEALTH CARE, INC., as the Company on behalf of itself and the Credit Parties

                           By       /s/ Boyd Gentry
                             --------------------------------------------------
                           Name:    Boyd Gentry
                           Title:   Senior Vice President and Treasurer
                           Address:


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